UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2025

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, New York, NY 10022
(address of principal executive offices)

(212) 419-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As separately disclosed, on December 1, 2025, the digital infrastructure-focused evergreen vehicle managed by Blue Owl Capital Inc. (“Blue Owl”, NYSE: OWL) held its first close of approximately $1.7 billion and commenced operations.

Aggregate capital closed across evergreen non-traded products for the period from October 1, 2025 through December 1, 2025 is estimated to be $4.3 billion, with $1.7 billion from its Credit platform and $2.6 billion from its Real Assets platform. This compares to $3.4 billion raised during the third quarter of 2025 from similarly-structured products.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are subject to risks and uncertainties, including statements regarding estimated non-traded capital closed, which represent preliminary estimates based on information currently available to Blue Owl, are not necessarily indicative of results for any future period and remain subject to adjustment. The forward-looking statements are based on Blue Owl’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to Blue Owl. Forward-looking statements can be identified by the use of forward-looking words such as “outlook,” “target,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” “anticipates,” “foresees” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. Actual outcomes and results could differ materially from those suggested by this report due to the impact of a number of known and unknown risks, uncertainties and assumptions relating to Blue Owl’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, as well as other important factors, many of which are outside Blue Owl’s control. Additional important factors are described under the “Risk Factors” section of Blue Owl’s Annual Report on Form 10-K for the year ended December 31, 2024, and in other periodic reports we subsequently file with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in Blue Owl’s periodic filings and in this report. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this report. Blue Owl assumes no obligation to update or revise any such forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.

Date: December 3, 2025	By:	/s/ Alan Kirshenbaum
	Name:	Alan Kirshenbaum
	Title:	Chief Financial Officer